BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
BlackRock Total Return V.I. Fund
(the “Fund”)

Supplement dated November 29, 2011 to the
Statement of Additional Information, dated May 1, 2011, as supplemented

Effective February 27, 2012, the following changes are made to the Statement of Additional Information (“SAI”) of the Fund.

The chart listing investments and investment strategies in the section of the SAI entitled “Part I: Information About the Fund—I. Investment Objectives and Policies” is supplemented as follows:

	BlackRock Balanced Capital V.I. Fund	BlackRock Total Return V.I. Fund
Brady Bonds	X	X
Risk of Investing in Asia-Pacific Countries	X	X
Restrictions on Foreign Investments in Asia-Pacific Countries	X	X
Risks of Investments in Russia	X	X

Paragraph k. and the paragraph immediately following thereafter in the section of the SAI entitled “Part I: Information About the Fund—II. Investment Restrictions—Restrictions Applicable to each of the Funds (Except the Money Market V.I. Fund)” are deleted in their entirety and replaced with the following:

k. In the case of each of the Basic Value V.I. Fund, Value Opportunities V.I. Fund, High Yield V.I. Fund, Large Cap Core V.I. Fund, Capital Appreciation V.I. Fund, Large Cap Growth V.I. Fund and Large Cap Value V.I. Fund, invest in the securities of foreign issuers, except that each such Fund may invest in securities of foreign issuers if at the time of acquisition no more than 10% (20% in the case of Capital Appreciation V.I. Fund, 25% in the case of Basic Value V.I. Fund, 30% in the case of High Yield V.I. Fund and Value Opportunities V.I. Fund, and no limit in the case of International Value V.I. Fund, Global Allocation V.I. Fund, Global Opportunities V.I. Fund, and Equity Dividend V.I. Fund) of its total assets, taken at market value at the time of the investment, would be invested in such securities. Consistent with the general policy of the SEC, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer’s securities are principally traded, or (iii) a country in which the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated. See each Fund’s Prospectus.

In addition, (i) the Total Return V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) (“Net Assets”) in fixed-income securities, (ii) the U.S. Government Bond V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in fixed-income securities issued or guaranteed by the U.S. Treasury or U.S. government agencies and instrumentalities, (iii) the S&P 500 Index V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in the common stocks represented in the S&P 500 Index and in derivative instruments linked to the S&P 500, (iv) the Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund and Large Cap Value V.I. Fund each has adopted a non-fundamental policy to invest under normal circumstances, at least 80% of its Net Assets in equity securities of large cap companies as defined in the Prospectus, (v) the Value Opportunities V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in equity securities of small companies as defined by the Fund and (vi) the Equity Dividend V.I. Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its assets in equity securities and at least 80% of it assets in dividend paying securities, without providing the shareholders of any such Fund with at least 60 days prior notice of any change in the relevant Fund’s non-fundamental policy described in the preceding sentence.

Shareholders should retain this Supplement for future reference.

SAI-VAR-BCTR-1111SUP